SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2004

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

Item 7.       Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on January 9, 2004.

Item 9.       Regulation FD Disclosure.

     On January 9, 2004, PacifiCare Health Systems, Inc. (the “Company”) issued a press release commenting on the potential effect that the ongoing labor dispute between members of the United Food and Commercial Workers and several major Southern California grocery chains might have on the Company’s business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference into this Item 9.

     The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: January 9, 2004	By:	/s/ PETER A. REYNOLDS

Peter A. Reynolds
Senior Vice President and
Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on January 9, 2004.